ACCRUED EXPENSES AND OTHER PAYABLES (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2017	Dec. 31, 2016
ACCRUED EXPENSES AND OTHER PAYABLES
Accrued interest expenses	¥ 21,114	¥ 67,324
Accrued debt issuance costs	34,194
Income tax payable (note 20)	20,122	15,265
Consideration payables for acquisitions (note 8)	159,489	25,900
Other accrued expenses	101,275	71,924
Other payables	32,430	27,537
Total accrued expenses and other payables	¥ 368,624	¥ 207,950